                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO  64141-6081
                     (Toll free) 1-877-UAM-LINK (826-5465)

                               The Analytic Funds
                         Analytic Enhanced Equity Fund
                         Analytic Defensive Equity Fund
                       Analytic Master Fixed Income Fund
                      Analytic Short-Term Government Fund

                           Institutional Class Shares

                      Statement of Additional Information
                                 April 7, 1999

  This Statement of Additional Information (SAI) is not a prospectus. However, you should read it in conjunction with the prospectus of Analytic Funds dated April 7, 1999. You may obtain a prospectus by contacting the UAM Funds at the address listed above.

TABLE OF CONTENTS

Definitions............................................................     3
The Company............................................................     3
Description of Permitted Investments...................................     3
   Equity Securities...................................................     3
   Debt Securities.....................................................     3
   Derivatives.........................................................     8
   Illiquid Investments................................................    12
   Investment Companies................................................    12
   Repurchase Agreements...............................................    12
   Restricted Securities...............................................    12
Investment Limitations.................................................    13
   fundamental Policies................................................    13
   Non-fundamental Policies............................................    13
Management of the Company..............................................    15
Code of Ethics.........................................................    16
Principal Holders of Securities........................................    16
Investment Advisory and Other Services.................................    17
   Investment Adviser..................................................    17
   Distributor.........................................................    20
   Administrative Services.............................................    20
   Custodian...........................................................    21
   Independent Public Accountant.......................................    21
Brokerage Allocation and Other Practices...............................    22
   Selection Of Brokers................................................    22
   Simultaneous Transactions...........................................    22
   Brokerage Commissions...............................................    22
Capital Stock and Other Securities.....................................    22
   Description Of Shares And Voting Rights.............................    22
   Dividends And Capital Gains Distributions...........................    23
Purchase, Redemption, and Pricing of Shares............................    23
   Purchase Of Shares..................................................    23
   Exchange Privilege..................................................    25
   Transfer Of Shares..................................................    25
   Valuation Of Shares.................................................    25
Performance Calculations...............................................    26
   Total Return........................................................    26
   Yield...............................................................    27
   Comparisons.........................................................    27
Taxes..................................................................    27
Financial Statements...................................................    29
Appendix A:  Description Of Securities And Ratings.....................   A-1
   Moody's Investors Service, Inc......................................     1
   Standard & Poor's Ratings Services..................................     3
   Duff & Phelps Credit Rating Co......................................     5
   FITCH IBCA RATINGS..................................................     6
Appendix B - Comparisons...............................................   B-1

Definitions

     The "Company" is UAM Funds, Inc. II (formerly PBHG Advisor Funds, Inc.)

     The term "Adviser" means Analytic Investors, Inc., investment adviser of the Analytic Funds.

     UAM is United Asset Management Corporation.

     UAMFSI is UAM Fund Services, Inc., the Company's administrator, transfer agent, and shareholder-servicing agent.

     UAMFDI is UAM Fund Distributors, Inc., the Company's distributor.

     UAMSSC is UAM Fund Shareholder Servicing Center, the Company's sub-shareholder-servicing agent.

     UAM Funds Complex includes UAM Funds, Inc., UAM Funds, Inc. II, UAM Funds Trust, UAM Funds Trust II and all of their Funds.

     The term "funds" is used to refer to The Analytic Funds as a group, while "fund" refers to a single Analytic Fund.

     The terms "board" and "governing board" refer to the Company's Board of Directors as a group, while "board member" refers to a single member of the board.

     "1933 Act" means the Securities Act of 1933, as amended.

     "1940 Act" means the Investment Company Act of 1940, as amended.

     All other defined terms, which are not otherwise defined in this SAI, have the same meaning in the SAI as they do in the prospectus of The Analytic Funds.

The Company

     This SAI relates to the Company and each of the funds listed on the first page of this SAI. Each Fund is a separate series of the Company, which was organized under the name "PBHG Advisor Funds, Inc." as a Maryland corporation on January 9, 1998 and is registered as an open-end management investment company under the 1940 Act. On April 6, 1999, the Company changed its name to "UAM Funds, Inc. II." The Company's principal executive office is located at 211 Congress Street, 4/th/ Floor, Boston, MA 02110; shareholders should direct all correspondence to the address listed on the cover of this SAI.

     The Funds are diversified series of the Company. Each share of a fund represents an equal proportionate interest in that Fund. You cannot invest in a fund without first reading the fund's Prospectus.

Description of Permitted Investments

EQUITY SECURITIES
--------------------------------------------------------------------------------

Types of Equity Securities

     Common Stocks

     Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

     Preferred Stocks

     Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other resects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

     Convertible Securities

     Convertible securities are debt securities and preferred stocks that are convertible into common stock at a specified price or conversion ratio. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. Their market price tends to go up if the stock price moves up.

     Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities.

     Rights and Warrants

     A right is a privilege granted to exiting shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle to the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporation often issue warrants to make the accompanying debt security more attractive.

     An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities

     General Risks of Investing in Stocks

     While investing in stocks allows a portfolio to participate in the benefits of owning a company, the portfolio must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

     Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services.

     . Factors affecting an entire industry, such as increases in production costs.

     . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

     Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

     Small and Medium-Sized Companies

     A small or medium-sized company is a company whose market capitalization falls with the range specified in the prospectus of the portfolio. Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

     Technology Companies

     Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

DEBT SECURITIES
-------------------------------------------------------------------------------

     Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value. Debt securities may include, among other things, all types of bills, notes, bonds, mortgage-backed securities or asset-backed securities.

Types of Debt Securities

     U.S. Government Securities

     U.S. government securities are securities that the United States Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed and Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury agency securities in detail in the section called "Mortgage-Backed and other Asset-Backed Securities.

     The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the United States government generally do not back agency securities. Agency securities are typically supported in one of three ways:

     .  By the right of the issuer to borrow from the United States Treasury.

     . By the discretionary authority of the United States government to buy the obligations of the agency

     .  By the credit of the sponsoring agency.

     While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the portfolio.

     Corporate Bonds

     Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

     Mortgage-Backed Securities

     Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal maturity specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage backed security is often shorter than its stated.

     Governmental entities, private insurers and the mortgage poolers may insure or guaranty the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit issue the insurance and guarantees. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

     Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Government National Mortgage Association (GNMA)
     GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are treasury securities, which means the faith and credit of the U.S. government backs them. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of portfolio shares. To buy GNMA securities, the portfolio may have to pay a premium over the maturity value of the underlying mortgages, which the portfolio may lose if prepayment occurs.

     Federal National Mortgage Association (FNMA)
     FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

     Federal Home Loan Mortgage Corporation (FHLMC)
     FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages from its national portfolio. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers
     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

     Risks of Mortgage-Backed Securities
     Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways, the most significant of which are that mortgage-backed securities:

     . Their payments of interest and principal are more frequent (usually monthly).

     .  They usually have adjustable interest rates.

     . The may pay off their entire principal substantially earlier than their final distribution dates so that the price of the security will generally decline when interest rates rise.

     In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the portfolio may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

     Other Asset-Backed Securities

     These securities are interest in pools of a broad range of assets other than mortgage, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

  Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the rated asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

  To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

  The portfolio may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

  Collateralized Mortgage Obligations (CMOs)

  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest and prepaid principal semiannually. While whole mortgage loans may collateralize CMOs, portfolios of mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams more typically collateralize them.

  A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

  Short-Term Investments

  To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a portfolio may invest a portion of its assets in:

  .  The short-term investments described below.

  .  U.S. government securities

  .  Investment-grade corporate debt securities.

  Unless otherwise specified, a short-term debt security has a maturity of one year or less.

  Bank Obligations
  The portfolio will only invest in a security issued by a commercial bank if the bank:

  . Has total assets of at least $1 billion, or the equivalent in other currencies;

  .  Is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
     and

  . Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the portfolio may purchase.

  Time Deposits

  Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The portfolio may only purchase time deposits maturing from two business days through seven calendar days.

  Certificates of Deposit

  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

  Banker's Acceptance

  A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

  Commercial Paper

  Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. A portfolio may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See Appendix A for a description of commercial paper ratings.

  Yankee Bonds

  Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES".

  Zero Coupon Bonds

  These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The portfolio's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

  These securities may include U.S. Treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying U.S. Treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

  The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," the portfolio can record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Terms to Understand

  Maturity

  Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

  A portfolio that invests in debt securities has no real maturity. Instead, it calculates its weighted average maturity. This number is an average of the stated maturity of each debt securities held by the portfolio, with the maturity of each security weighted by the percentage of the assets of the portfolio it represents.

  Duration

  Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a portfolio that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of
  a debt security.   Future interest payments and principal payments are
  discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

  An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

  The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

  Interest Rates

  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

  Prepayment Risk

  This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. The portfolio may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the portfolio. If left unattended, drifts in the average maturity of the portfolio can unintended effect of increasing or reducing the effective duration of the portfolio, which may adversely affect the expected performance of the portfolio.

  Extension Risk

  The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a portfolio's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the portfolio to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

  Credit Rating

  Coupon interest is offered to investors of fixed income securities as compensation for assuming risk, although short-term U.S. treasury securities, such as 3 month treasury bills, are considered "risk free." Corporate securities offer higher yields than U.S. treasuries because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable U.S. treasuries.

  Changes in investor confidence regarding the certainty of interest and principal payments of a fixed income corporate security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value

  A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

  Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the portfolio to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

  Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The portfolios currently use ratings compiled by Standard and Poor's Ratings Services, Duff & Phelps Rating Co., Fitch IBCA, Inc. and, Moody's Investor Services. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. Appendix A contains further information concerning the ratings of certain rating agencies and their significance.

  The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the portfolio buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The portfolio is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.

DERIVATIVES
------------------------------------------------------------------------------
  Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or an index. A fund may use derivatives in an attempt to gain full market exposure or to hedge its investments. When a fund hedges its investments it is trying to minimize its loss by investing in derivatives to protect them from broad fluctuations in market prices, interest rates or foreign currency exchange rates. When hedging is successful, the fund will have substantially offset any depreciation in the value of its fund securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Futures

  A futures contract is an agreement between two parties whereby one party is obligated to buy and the other is obligated to sell a financial instrument at an agreed upon price and time. The parties to a futures contract do not have to pay for or deliver the underlying financial instrument until the delivery date. The parties to a futures contract can hold the contract until its delivery date, although in many cases they close the contract early by taking an opposite position in an identical contract. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. A fund will incur commission expenses in both opening and closing futures positions.

  Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts. Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount.

  A fund may take a "short position" by selling futures contracts on securities it owns or on securities with characteristics similar to those of securities it owns. For example, when a fund expects interest rates to rise or securities prices to fall, it can seek to offset a decline in the value of its holdings by selling futures contracts so that a fund is obligated to sell the securities at a future lower price. When a fund's short hedging position is successful, the appreciation in the value of the futures position will offset substantially any depreciation in the value of the holdings of the fund. On the other hand, a decline in the value of the futures position would substantially offset any unanticipated appreciation in the value of the holdings of the fund.

  On other occasions, a fund may take a "long" position by purchasing futures contracts. For example, when a fund expects interest rates to fall or securities' prices to rise, it can seek to secure a better rate or price than might later be available by purchasing a futures contract. A fund may also buy futures contracts as a substitute for transactions in securities, to alter the investment characteristics of fund securities or to gain or increase its exposure to a particular securities market.

Options

  An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or OTC options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

  Purchasing Put and Call Options

  When a fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the fund pays the current market price for the option (known as the "option premium"). A fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

  Call options are similar to put options, except that the fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a fund would realize either no gain or a loss on the purchase of the call option.

  The purchaser of an option may terminate its position by:

  .  Allowing it to expire and losing its entire premium;

  . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

  .  Closing it out in the secondary market at its current price.

  Selling (Writing) Put and Call Options

  When a fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

  A fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a fund would expect the put option to expire and the
  premium it received to offset the increase in the security's value.   If
  security prices remain the same over time, the fund would hope to profit by closing out the put option at a lower price. If security prices fall, a fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

  The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, a fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

  A fund is permitted only to write covered options. A fund can cover a call option by owning, at the time of selling the option:

  . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract.

  . A call option on the same security or index with the same or lesser exercise price.

  . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices.

  . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract.

  . In the case of an index, a fund of securities that corresponds to the index.

  .  A fund can cover a put option by, at the time of selling the option:

  .  Entering into a short position in the underlying security.

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price.

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities equal to the difference between the exercise prices.

  .  Maintaining the entire exercise price in liquid securities.

  Options on Securities Indices

  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

  Options on Futures

  An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in
  the case of a put option) at a fixed time and price.   Upon exercise of the
  option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

  The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

  A fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

  A fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the fund would retain the option premium, which would offset, in part, any decline in the value of its fund securities.

  The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, the fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the fund.

  Combined Positions

  A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Additional Risks of Derivatives

  While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the fund than if it had not entered into any derivatives transactions. Derivatives may magnify a fund's gains or losses, causing it to make or lose substantially more than it invested.

  When used for hedging purposes, increases in the value of the securities a fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the fund to greater risks.

  Correlation of Prices

  A fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the fund securities it is trying to hedge. However, if a fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the fund may lose money, or may not make as much money as it could have.

  Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence.

  . Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract.

  . A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops.

  . Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

  . Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

  While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a fund. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments precisely over time.

  Lack of Liquidity

  Before a futures contract or option is exercised or expires, a fund can terminate it only by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange where
  the fund originally entered into the transaction.   If there is no secondary
  market for the contract, or the market is illiquid, a fund may have to purchase or sell the instrument underlying the contract, make or receive a cash settlement or meet ongoing variation margin requirements. The inability to close out derivative positions could have an adverse impact on the ability of the fund to hedge its investments and may prevent a fund from realizing profits or limiting its losses.

  Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

  . During periods of market volatility, a commodity exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives.

  . A fund may have difficulty liquidating its existing positions or recovering excess variation margin payments because of exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity.

  . Investors may lose interest in a particular derivative or category of derivatives.

  Management Risk

  If the adviser incorrectly predicts stock market and interest rate trends, a fund may lose money by investing in derivatives. For example, if a fund were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a fund were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

  Margin

  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the fund and it may lose more than it originally invested in the derivative.

  If the price of a futures contract changes adversely, a fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

ILLIQUID INVESTMENTS
-------------------------------------------------------------------------------
  Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the prices at which they are valued. Under the supervision of the board of the Company, the Adviser determines the liquidity of each fund's investments and, through reports from the Adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, the Adviser may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset a fund's rights and obligations relating to the investment). Investments currently considered by a fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage backed securities. Also, the Adviser may determine that some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements are illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the board. If, through a change in values, net assets or other circumstances, a fund was in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

INVESTMENT COMPANIES
-------------------------------------------------------------------------------
  A fund may invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-ended or closed-end investment companies. A fund may not invest more than 5% of its total assets in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the management fee paid by the fund.

REPURCHASE AGREEMENTS
------------------------------------------------------------------------------
  In a repurchase agreement, a fund buys a security for a relatively short period (usually not more than 7 days) and simultaneously agrees to sell it back at a specified date and price. A fund normally uses repurchase agreements to earn income on assets that are not invested. A fund will require the counter-party to the agreement to deliver securities serving as collateral for each repurchase agreement to its custodian either physically or in book-entry form. The counter party must add to the collateral whenever the price of the repurchase agreement rises (i.e., the borrower "marks to the market" on a daily basis).

  If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the fund's right to sell the security may be restricted. In addition, the value of the security might decline before the fund can sell it and the fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES
------------------------------------------------------------------------------
  Each fund may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the fund's board, the adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a fund's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the fund or less than what may be considered the fair value of such securities.

Investment Limitations

  Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall (with the exception of a limitation relating to borrowing) be determined immediately after and as a result of a fund's acquisition of such security or other asset.
  Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the investment limitations of the fund.

FUNDAMENTAL POLICIES
------------------------------------------------------------------------------
  The following investment limitations are fundamental, which means a fund cannot change them without the approval by vote of a majority of the outstanding voting securities of the fund, as defined in the 1940 Act. No fund may:

  . Make loans except that each fund, in accordance with its investment objective and policies, may (a) purchase debt obligations, (b) enter into repurchase agreements and (c) lend its fund securities.

  . Act as an underwriter of securities of other issuers, except as it may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of fund securities.

  . Purchase or sell commodities or commodity contracts, except that a fund, in accordance with its investment objective and policies, may: (i) invest in readily marketable securities of issuers which invest or engage in such activities; and (ii) enter into forward contracts, futures contracts and options thereon.

  . Purchase or sell real estate, or real estate partnership interests, except that this limitation shall not prevent a fund from investing directly or indirectly in readily marketable securities of issuers which can invest in real estate, institutions that issue mortgages, or real estate investment trusts which deal with real estate or interests therein.

  . Issue senior securities (as defined in the 1940 Act) except as permitted in connection with the fund's policies on borrowing and pledging, or as permitted by rule, regulation or order of the SEC.

  . Purchase more than 10% of the voting securities of any one issuer or purchase securities of any one issuer if, at the time of purchase, more than 5% of its total assets will be invested in that issuer except up to 25% of its assets may be invested without regard to these limits. For purposes of this investment limitation, the term "issuer" does not include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations.

  . Invest 25% or more of its total assets at the time of purchase in securities of issuers (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations) whose principal business activities are in the same industry. For purposes of this investment limitation, state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas, gas transmission, electric, electric and gas, and telephone), and financial service companies will be classified according to end use of their service (e.g., automobile finance, bank finance, and diversified finance).

  . Borrow money (other than pursuant to reverse repurchase agreements) except for temporary or emergency purposes and then only in amounts up to (a) 10% of the total assets of the Analytic Defense Equity Fund and (b) 15% of the total assets of the Analytic Enhanced Equity Fund, the Analytic Master Fixed Income Fund and the Analytic Short-Term Government Fund. The temporary borrowing will include, for example, borrowing to facilitate the orderly sale of fund securities to accommodate substantial redemption requests if they should occur, to facilitate the settlement of securities transactions, and is not for investment purposes. All borrowings in excess of 5% of a fund's total assets will be repaid before making additional investments. The foregoing percentages will apply at the time of each purchase of a security.

NON-FUNDAMENTAL POLICIES
-------------------------------------------------------------------------------
  In addition to the policies described above, the following limitations are non-fundamental (i.e., the fund's governing board may change them without shareholder approval) policies.

All funds

  As a non-fundamental investment policy, no fund may:

  . Pledge more than 10% of its total assets, except that each fund may pledge assets to the extent permitted by the 1940 Act in order to (i) secure permitted borrowings or (ii) as may be necessary in connection with the fund's use of options and futures contracts.

  . Purchase or hold the securities of an issuer if, at the time thereof, any such purchase or holding would cause more than 15% of the fund's net assets to be invested in illiquid securities. This limitation does not include any Rule 144A security that has been determined by, or pursuant to procedures established by, the board, based on trading markets for such security, to be liquid.

  . Purchase or sell puts, calls, straddles, spreads, and any combination thereof except that a fund may, in accordance with its investment objective and policies, write covered call options with respect to any of its fund securities, write covered put options and enter into closing purchase transactions with respect to such options, engage in put and call option transactions and engage in interest rate and stock index futures contracts and related options transactions.

  . Purchase securities of open-end or closed-end investment companies, except to the extent permitted by the 1940 Act.

  .  Invest in companies for the purpose of exercising control.

  . With respect to the Analytic Defensive Equity Fund, the fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open, the fund owns an equal amount of such securities or owns securities convertible into or exchangeable for securities, without payment of additional consideration (except upon exercise of covered call options on such securities with a strike price no higher than the price at which the securities were sold short or, if higher, if the difference between the strike price and the price at which the securities were sold short is maintained in U.S. government securities in a segregated account with the fund's custodian or a broker), which are at least equal in an amount to and of the same issue as the securities sold short and such securities are not subject to outstanding call options, and unless not more than 10% of the fund's net assets (taken at current value) are held as collateral for such sales at any one time.

  . Purchase securities on margin, except that each fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; and
     (ii) establish margin accounts as may be necessary in connection with the fund's use of options and futures contracts.

  . Invest in interests in oil, gas or other mineral leases, exploration or development programs, except that this shall not prevent a fund from investing in readily marketable securities of issuers that invest or engage in oil, gas or other mineral leases, exploration or development programs or issuers secured by interest in such activities.

  . Invest more than 5% of the value of its net assets (total assets with respect to the Analytic Defensive Equity Fund) in securities of issuers which have a record of less than three years continuous operation, including in such three years the operation of any predecessor company or companies, partnership or individual proprietorship if the company whose securities are to be purchased by the fund has come into existence as a result of a distribution, merger, consolidation, reorganization or the purchase of all or substantially all of the assets of such predecessor.

  . Purchase or retain the securities of any issuer if, to the knowledge of the fund, any of the officers or directors of the fund or its investment adviser owns individually more than one-half of one percent of the securities of such issuer and together own more than 5% of the securities of such issuer.

Analytic Defensive Equity Fund

  The fund may not:

  . Invest more than 10% of the value of its total assets in securities restricted as to disposition under the Federal securities laws.

  . Participate on a joint or a joint and several basis in any trading account in securities.

  . Sell or buy options which are not listed for trading on a national securities exchange if, as a result, more than 5% of the fund's net assets would be at risk in connection with all such unlisted options.

  . Sell any covered put stock option if, as a result, the fund would then have more than 50% of its total assets at current value subject to being invested upon the exercise of put options.

  . Make short sales "against the box," except for the purpose of deferring realization of gain or loss for Federal income tax purposes and/or to receive interest on the proceeds of such sales when made in connection with convertible securities. Such sales will not be made of securities subject to outstanding options.

Management of the Company

  The business of the Company is managed by its governing board, which, in turn, elects officers who are responsible for the day-to-day operations of the Company and who execute policies formulated by the board. The Company pays each board member who is not also an officer or affiliated person (independent board member) a $150 quarterly retainer fee per active fund per quarter and a $2,000 meeting fee. In addition, each independent board member is reimbursed for travel and other expenses incurred while attending board meetings. The $2,000 meeting fee and expense reimbursements are aggregated for all of the board members and allocated proportionately among the funds of the UAM Companys complex. The Company does not pay the remaining board members, each of whom are affiliated with the Company, for their services as board members.. UAM or its affiliates or CGFSC pay the Company's officers.

  The following table lists the board members and officers of the Company and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Company and total compensation received from the UAM Companys complex. Those people with an asterisk beside their name are "interested persons" of the Company as that term is defined in the 1940 Act.

                                                                                                      Aggregate          Total
                                                                                                     Compensation     Compensation
                         Position                                                                        from        From UAM Funds
                         UAM                                                                         Registrant as    Complex as
Name, Address, DOB       funds, Inc.      Principal Occupations During the Past 5 years               of 12/31/99**   of 12/31/99***
-----------------------------------------------------------------------------------------------------------------------------------

John T. Bennett, Jr.     Director       President of Squam Investment Management Company, Inc. and          $4,100         $40,000
College Road -- RFD 3                   Great Island Investment Company, Inc. since 1993, President
Meredith, NH 03253                      of Bennett Management Company from 1988 to 1993.
1/26/29
-----------------------------------------------------------------------------------------------------------------------------------
Nancy J. Dunn            Director       Financial Officer of World Wildlife fund since 1999.                $4,100         $40,000
10 Garden Street                        Formerly, Vice President for Finance and Administration and
Cambridge, MA 02138                     Treasurer of Radcliffe College from 1991 to 1999.
8/14/51
-----------------------------------------------------------------------------------------------------------------------------------
William A. Humenuk       Director       Executive Vice President and Chief Administrative Officer of        $4,100         $40,000
100 King Street West                    Philip Services Corp.; Director, Hofler Corp.; Formerly, a
P.O. Box 2440, LCD-1,                   Partner in the Philadelphia office of the law firm Dechert
Hamilton  Ontario,                      Price & Rhoads.
Canada L8N-4J6
4/21/42
-----------------------------------------------------------------------------------------------------------------------------------
Philip D. English        Director       President and Chief Executive Officer of Broventure Company,        $4,100         $40,000
16 West Madison Street                  Inc.; Chairman of the Board of Chektec Corporation and Cyber
Baltimore, MD 21201                     Scientific, Inc
8/5/48
-----------------------------------------------------------------------------------------------------------------------------------
Norton H. Reamer*        Director,      Chairman, Chief Executive Officer and a Director of United               0               0
One International Place  President      Asset Management Corporation; Director, Partner or Trustee
Boston, MA 02110         and            of each of the Investment Companies of the Eaton Vance Group
3/21/35                  Chairman       of Mutual funds.
-----------------------------------------------------------------------------------------------------------------------------------
Peter M. Whitman, Jr.*   Director       President and Chief Investment Officer of Dewey Square                   0               0
One Financial Center                    Investors Corporation since 1988; Director and Chief
Boston, MA 02111                        Executive Officer of H.T. Investors, Inc., formerly a
7/1/43                                  subsidiary of Dewey Square.
-----------------------------------------------------------------------------------------------------------------------------------
James P. Pappas*         Director       President of UAM Investment Services, Inc. since March 1999;             0               0
211 Congress Street                     Senior Vice President of UAM Trust Company since January
Boston, Ma 02110                        1996; formerly Senior Vice President of UAM Investment
2/24/53                                 Services, Inc. from 1996-1999; Principal of UAM fund
                                        Distributors, Inc. since December 12, 1995; formerly a
                                        Director and Chief Operating Officer of CS First Boston
                                        Investment Management from 1993-1995.
-----------------------------------------------------------------------------------------------------------------------------------
William H. Park          Vice           Executive Vice President and Chief Financial Officer of                  0               0

                                                                                                      Aggregate          Total
                                                                                                     Compensation     Compensation
                         Position                                                                        from        From UAM Funds
                         UAM                                                                         Registrant as    Complex as
Name, Address, DOB       funds, Inc.      Principal Occupations During the Past 5 years               of 12/31/99**   of 12/31/99***
-----------------------------------------------------------------------------------------------------------------------------------
One International Place  President      United Asset Management Corporation.
Boston, MA 02110
9/19/47
------------------------------------------------------------------------------------------------------------------------------------
Gary L. French           Treasurer      President of UAM fund Services, Inc. and UAM fund                   0               0
211 Congress Street                     Distributors, Inc., formerly Vice President of Operations,
Boston, MA 02110                        Development and Control of Fidelity Investments in 1995;
7/4/51                                  Treasurer of the Fidelity Group of Mutual funds from 1991 to
                                        1995.
------------------------------------------------------------------------------------------------------------------------------------
Michael E. DeFao         Secretary      Vice President and General Counsel of UAM fund Services,            0               0
211 Congress Street                     Inc. and UAM fund Distributors, Inc.; Associate Attorney of
Boston, MA 02110                        Ropes & Gray (a law firm) from 1993 to 1995.
2/28/68
------------------------------------------------------------------------------------------------------------------------------------
Robert R. Flaherty       Assistant      Vice President of UAM fund Services, Inc.; formerly Manager         0               0
211 Congress Street      Treasurer      of fund Administration and Compliance of Chase Global fund
Boston, MA 02110                        Services Company from 1995 to 1996; Deloitte & Touche LLP
9/18/63                                 from 1985 to 1995, Senior Manager.


  ** The fund has not completed its first year since its organization. Consequently, the information provided regarding compensation reflects payments for the period from January 1, 1999 through April 6, 1999, and estimates of compensation for the period from April 7, 1999 through December 31, 1999.

  *** Reflects total payments received from the fund Complex. As of April 6, 1999, there were 50 funds in the fund Complex.

Code of Ethics

  The Company has adopted a Code of Ethics that restricts to a certain extent personal transactions by access persons of the Company and imposes certain disclosure and reporting obligations.

Principal Holders of Securities

  As of March 26, 1999, the members of the governing board and officers of the Company as a group owned less than 1% of each fund's outstanding shares.

  As of March 26, 1999, the following persons or organizations held 5% or more of the shares of a fund:

                                                                                 Percentage of Shares
      Name and Address of Shareholder                                                    Owned                  Fund
--------------------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                                                               51.01%             Enhanced Equity
Special Custody Account
For Benef of Customers
101 Montgomery Street
San Francisco, CA 94104-4122
--------------------------------------------------------------------------------------------------------------------------------
Analytic TSA Global Asset Management, Inc.                                                8.34%             Enhanced Equity
Inv Mgr for Prison Law Office
700 S. Flower Street, Ste 2400
Los Angeles, CA 90017-4211
--------------------------------------------------------------------------------------------------------------------------------
National Financial Services Corp.                                                        11.42%             Enhanced Equity
FBO Exclusive Benef of Our Customer
Attn: Mutual Funds
200 Liberty Street
New York, NY 10281-1003
--------------------------------------------------------------------------------------------------------------------------------
SEI Trust Co Cust                                                                         9.50%             Master Fixed Income
IRA R/O R Borzilleri
Attn: Stephen Monahan
4 Landmark Square
Stamford, CT 06901-2502
--------------------------------------------------------------------------------------------------------------------------------
Analytic TSA Global Asset Management, Inc.                                                8.19%             Master Fixed Income
Inv Mgr For Prison Law Office
700 S. Flower Street, Ste 2400
Los Angeles, CA 90017-4211
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Analytic TSA Global Asset Management, Inc.                                               14.39%             Master Fixed Income
FBO Mountain Grove Cemetery Assn
700 S. Flower Street, Ste 2400
Los Angeles, CA 90017-4211
--------------------------------------------------------------------------------------------------------------------------------
SEI Trust Co Cust                                                                         5.52%             Master Fixed Income
IRA R/O Greg McMurran
2116 Westwood Avenue
Santa Ana, CA 92706-1924
--------------------------------------------------------------------------------------------------------------------------------
Tucker Anthony, Inc.                                                                     10.57%             Master Fixed Income
VMEP NHC Pension
Attn: Stephen T. Monahan
4 Landmark Square
Stamford, CT 06901-2502
--------------------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                                                               18.16%             Defensive Equity
Special Custody Account
For Benef of Customers
101 Montgomery Street
San Francisco, CA 94104-4122
--------------------------------------------------------------------------------------------------------------------------------
LaSalle National Bank                                                                     9.81%             Defensive Equity
METZ Banking Pension Trust
DTD July 1, 1997
c/o Mutual Funds, 18th Floor
135 S. LaSalle Street
Chicago, IL 60603-4105
---------------------------------------------------------------------------------------------------------------------------------
Analytic TSA Global Asset Management Investment                                          47.74%             Short-Term Government
FBO Southern Baptist Foundation
700 S. Flower Street, Ste 2400
Los Angeles, CA 90017-4211
---------------------------------------------------------------------------------------------------------------------------------
Analytic TSA Global Asset Management, Inc.                                               14.82%             Short-Term Government
Inv Mgr For Prison Law Office
700 S. Flower Street, Ste 2400
Los Angeles, CA 90017-4211
---------------------------------------------------------------------------------------------------------------------------------
Analytic TSA Global Asset Management, Inc.                                               14.38%             Short-Term Government
FBO Mountain Grove Cemetery ASSN
700 S. Flower Street, Ste 2400
Los Angeles, CA 90017-4211

  Any persons or organizations listed above as owning 25% or more of the outstanding shares of a fund may be presumed to "control" (as that term is defined in the 1940 Act) the fund. As a result, those persons or organizations could have the ability to vote a majority of the shares of the fund on any matter requiring the approval of shareholders of the fund.

Investment Advisory and Other Services

INVESTMENT ADVISER
-------------------------------------------------------------------------------

Control of Adviser

  The Adviser is located at 700 S. Flower Street, Suite 2400, Los Angeles, CA 90017. The Adviser is a wholly-owned subsidiary of UAM and has provided investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1970.

  UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name and with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or funds of the UAM funds complex.

Investment Advisory Agreement

  Services Performed by Adviser

  Pursuant to each Investment Advisory Agreement (Advisory Agreements) between the Company, on behalf of each fund, and the Adviser, the Adviser has agreed to:

  .  Manage the investment and reinvestment of the assets of the funds.

  . Continuously review, supervise and administer the investment program of the funds.

  . Determine in its discretion the securities a fund will buy or sell and the portion of its assets such fund will hold uninvested.

Limitation of Liability

  In the absence of (1) willful misfeasance, bad faith, or gross negligence of the part of the Adviser in the performance of its obligations and duties under the Advisory Agreements, (2) reckless disregard by the Adviser of its obligations and duties under the Advisory Agreements, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Advisory Agreements.

Continuing an Advisory Agreement

  Unless sooner terminated, an Advisory Agreement shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by a majority of those members of the governing board of the Company who are not parties to the Advisory Agreement or interested persons of any such party and (b) by a majority of the governing board of the Company or a majority of the shareholders of the fund. An Advisory Agreement may be terminated at any time by the fund, without the payment of any penalty, by vote of a majority of the funds' shareholders or of a majority of the governing board on 60 days' written notice to the Adviser. The Adviser may terminate the Advisory Agreements at any time, without the payment of any penalty, upon 90 days' written notice to the fund. An Advisory Agreement will automatically and immediately terminate if it is assigned.

Investment Advisory Fee

  For its services, the Adviser receives an advisory fee calculated by applying the annual percentage rates listed below to the average daily net assets of the fund for the month. The Adviser's fee is paid in monthly installments.


                                             Annual Percentage Rate
------------------------------------------------------------------------
Analytic Enhanced Equity Fund                        0.60%
------------------------------------------------------------------------
Analytic Defensive Equity Fund                       0.60%
------------------------------------------------------------------------
Analytic Master Fixed Income Fund                    0.45%
------------------------------------------------------------------------
Analytic Short-Term Government Fund                  0.30%

Expense Limitation and Fee Waiver

  The Adviser has currently agreed to waive or limit its advisory fees or assume other expenses in an amount that operates to limit the aggregate annual total of certain operating expenses of each Analytic fund as follows: 0.99% of the Analytic Defensive Equity Fund and the Analytic Enhanced Equity Fund; 0.80% of the Analytic Master Fixed Income Fund; and 0.60% of the Analytic Short-Term Government Fund. The expenses subject to such limitation exclude: (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) transfer agency fees; and (iii) other extraordinary expenses not incurred in the ordinary course of a fund's business. The fee waiver/expense reimbursement arrangement for each fund is expected to remain in effect for the current fiscal year and can be terminated at any time at the option of the fund. Each waiver of advisory fees or assumption of other expenses by the Adviser is subject to a possible reimbursement by each fund in future years if such reimbursement can be made within the foregoing annual expense limits.

History

  The Adviser was founded in 1970 as Analytic Investment Management, Inc., one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt funds for fiduciaries and other long term investors. It is one of the oldest investment management firms in this specialized area. In 1985 it became a wholly-owned affiliate of United Asset Management (NYSE:UAM). UAM is an investment management holding company, with 51 affiliated management firms, managing more than $206 billion in assets. In January 1996, Analytic Investment Management, Inc. acquired and merged with TSA Capital Management which emphasizes U.S. and global tactical asset allocation, currency management, quantitative equity and fixed income management, as well as option and yield curve strategies. The Adviser serves, among others, pension and profit-sharing plans, endowments, foundations, corporate investment funds, mutual savings banks, and insurance companies, for which it manages approximately $1 billion.

Philosophy

  Analytic Investors utilizes state of the art quantitative investment management techniques to deliver superior investment performance. We believe that the use of such techniques allows us to fulfill our clients' objectives through rational, systematic identification of market opportunities, while minimizing the impact of human emotions which often dominate investment decision making. The firm has based its investment decisions on quantitative techniques for more than 25 years.

Investment Process and Style

  Enhanced Equity fund

  The Adviser believes the characteristics that drive stock prices can be systematically identified and measured. There are five primary elements used to determine a stock's attractiveness: 1) Relative Valuation 2) Growth
  Potential 3) Historical Return Momentum 4) Liquidity 5) Risk.   The valuation
  process examines dozens of financial measures within these five elements. The Adviser accepts, however, that the predictive power of each of these financial measures has changed over time and will continue to change into the future.
  As a result, the Adviser has developed a unique weighting process for each of these financial measures which allows our approach to adapt to constantly changing market conditions. The adaptive approach increases the weight of those variables that have contributed most heavily to recent performance and decreases the weight to those measures that have lost their predictive capacity. The Enhanced Equity process commences by developing rankings for all the companies in the Equity Universe based on the combined attractiveness of the five elements. This requires extensive analysis and necessitates the assistance of a computer model to simultaneously evaluate all the data for each stock. Once the stocks are ranked, a highly diversified portfolio is constructed by selecting that combination of stocks which represents the best potential return while maintaining a risk profile that is similar to theEquity Universe. In the process, our quantitative approach greatly reduces the exposures to firm size, market style, and economic sector biases. This is referred to as being Size Neutral, Style Neutral and Sector Neutral. The portfolio is monitored daily, and re-balanced monthly to ensure optimum
  performance.    Individual security positions are limited to a maximum of a 3%
  active position relative to their respective weights in the Equity Universe. The portfolio seeks to be fully invested at all times.

  Defensive Equity

  The Analytic Defensive Equity Fund is a stock fund which combines a quantitative approach to stock selection with a unique hedging style. As the name suggests, the goal of the Fund is to allow shareholders to enjoy substantial protection against a declining stock market while still allowing for the shareholder to participate to a large degree in a rising stock market. The core strategy of the Fund is based on a belief that there are five primary elements that drive an individual stock's performance: 1) Relative Valuation,
  2) Growth Potential, 3) Historical Return Momentum, 4) Liquidity and 5) Risk. The valuation process examines dozens of financial measures within these five elements. We accept, however, that the predictive power of each of these financial measures has changed over time and will continue to change into the future. As a result, Analytic Investors has developed a unique weighting process for each of these financial measures which allows our approach to adapt to constantly changing market conditions. The adaptive approach increases the weight of those variables that have contributed most heavily to recent performance and decreases the weight to those measures that have lost their predictive capacity. The stock selection process commences by developing rankings for all the companies in the Equity Universe based on the combined attractiveness of the five elements. This requires extensive analysis and necessitates the assistance of a computer model to simultaneously evaluate all the data for each stock. Once the stocks are ranked, a highly diversified portfolio is constructed by selecting that combination of stocks which represents the best potential return while maintaining a risk profile that is similar to the Equity Universe. Individual security positions are limited to a maximum of a 3% active position relative to their respective weights in the Equity Universe. Once established, this portfolio is strategically hedged to reduce the risk to the overall portfolio when individual stocks become excessively volatile.

  Master Fixed Income

  The Master Fixed Income Fund is an intermediate term bond fund that seeks to outperform other intermediate term bond funds through three sources of value:
  (1) Analyzing shifts in the yield curve ; (2) Tactically increasing and decreasing the allocation of the Fund to the corporate bond sector; and (3) ) Utilizing a unique method of creating "synthetic" corporatebonds . Analytic believes that through careful quantitative analysis these three methods can add value without significantly increasing the volatility of the Fund above that of the intermediate-term bond market.

  The core strategy of the fund begins with the selection of a diversified mix of Treasuries, agencies, mortgage-related bonds, and high-grade corporate bonds. Additional value is found in the corporate sector through the creation of synthetic high-grade corporate instruments using Analytic's option valuation model. The usefulness of this procedure is in its ability to make available to the Fund a far broader array of corporate bond choices than can typically be found in the traditional corporate bond market. This broader array of choices offered by the creation of synthetic bonds includes (1) bonds free from the callability feature that so often adds unnecessary risk to the use of traditional corporate bonds; (2) bonds that have a level of credit quality that can be higher or lower than the credit quality of existing corporate bonds; (3) bonds associated with corporations that don't typically offer corporate bonds. The Fund varies exposure to the synthetic bond market depending on the availability of mispriced offerings, as identified by Analytic's real-time, proprietary valuation approach. Finally, the Fund uses a sophisticated approach to assess the shape of the yield curve and to find arbitrage opportunities to provide additional value.

  Short-Term Government

  The Short-Term Government Fund is, a fixed income fund that invests primarily in high-grade debt instruments of short maturities, three years or less. While the Fund invests more than half its assets in US Treasury and Agency securities, the portfolio management team enhances performances through three sources of value: (1) Selected use of short-term corporate securities; (2) A sophisticated approach to finding and exploiting yield curve arbitrage opportunities; and (3) Tactical investments in short-term interest rate differentials between major global economies.

DISTRIBUTOR
-------------------------------------------------------------------------------
  UAMFDI serves as the Company's distributor. The Company offers its shares continuously. While UAMFDI will use its best efforts to sell shares of the Company, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.

ADMINISTRATIVE SERVICES
-------------------------------------------------------------------------------
Administrator

  Pursuant to a fund Administration Agreement with the Company, UAMFSI manages, administers and conducts the general business activities of the Company. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Company. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

  UAMFSI will bear all expenses in connection with the performance of its services under the fund Administration Agreement. Other expenses to be incurred in the operation of the Company will be borne by the Company or other parties, including

  .  Taxes, interest, brokerage fees and commissions.

  . Salaries and fees of officers and members of the board who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the Adviser.

  .  SEC fees and states Blue-Sky fees.

  .  EDGAR filing fees.

  .  Processing services and related fees.

  .  Advisory and administration fees.

  . Charges and expenses of pricing and data services, independent public accountants and custodians.

  .  Insurance premiums including fidelity bond premiums.

  .  Outside legal expenses.

  .  Costs of maintenance of corporate existence.

  . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Company.

  . Printing and production costs of shareholders' reports and corporate meetings.

  .  Cost and expenses of Company stationery and forms.

  .  Costs of special telephone and data lines and devices.

  .  Trade association dues and expenses.

  .  Any extraordinary expenses and other customary Company expenses.

  . Unless sooner terminated, the fund Administration Agreement shall continue in effect from year to year provided the board specifically approves such continuance at least annually. The board or UAMFSI may terminate the fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Company.

  . UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Company. UAMFSI will pay such person or persons for such employment. The Company will not incur any obligations with respect to such persons.

Sub-Administrator

  UAMFSI has subcontracted some of the its administrative and fund accounting services to SEI Investments Mutual funds Services (formerly SEI fund Resources) under a Mutual funds Service Agreement dated April 6, 1999. SEI is located at One Freedom Valley Road Oaks, PA 19456.

Sub-Transfer Agent and Sub-Shareholder Servicing Agent

  UAMFSI has subcontracted its transfer agent and dividend-disbursing agent services to DST Systems, Inc. under an Agency Agreement between UAMFSI and DST Systems Inc. DST Systems, Inc., is located at P.O. Box 419534, Kansas City, Missouri 64141-6534.

  UAMSSC serves as sub-shareholder servicing agent for the Company under an agreement between UAMSSC and UAMFSI. The principal place of business of UAMSSC is 825 Duportail Road, Wayne, Pennsylvania 19087.

Administrative Fees

  In exchange for administrative services, the fund pays a five-part fee to UAMFSI as follows:

  1. An annual base fee calculated at the annual rate equal to $14,500 for the first operational class and $3,000 for each additional class.

  2. A fund specific fee to UAMFSI calculated from the aggregate net assets of each fund at the following rates:

                                                Annual Rate
------------------------------------------------------------
Analytic Enhanced Equity Fund                      0.04%
------------------------------------------------------------
Analytic Defensive Equity Fund                     0.06%
------------------------------------------------------------
Analytic Master Fixed Income Fund                  0.04%
------------------------------------------------------------
Analytic Short-Term Government Fund                0.04%

  1. An annual base fee that UAMFSI pays to SEI Investments Mutual funds Services for its sub-administration and other services calculated at the annual rate of $35,500 for the first operational class; $5,000 for each additional operational class; and 0.03% of their pro rata share of the combined assets of the funds.

  2. An annual base fee that UAMFSI pays to DST Systems, Inc. for its services as transfer agent and dividend-disbursing agent equal to $10,500 for the first operational class and $10,500 for each additional class.

  3. An annual base fee that UAMFSI pays to UAMSSC for its services as sub-shareholder-servicing agent equal to $7,500 for the first operational class and $2,500 for each additional class.

  The fund also pays certain account and transaction fees and out-of-pocket expenses that may be based on the number of open and closed accounts, the type of account or the services provided to the account.

Shareholder Servicing Arrangements

  UAM and any of its affiliates may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Company, a fund or any class of shares of a fund. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such service arrangements, when in effect, are made generally available to all qualified service providers. The Adviser may also compensate its affiliated companies for referring investors to the funds.

CUSTODIAN
------------------------------------------------------------------------------
  First Union National Bank (successor to CoreStates Bank, N.A.) 530 Walnut Street Philadelphia, PA 19106, provides for the custody of the Company's assets pursuant to the terms of a custodian agreement with the Company.

INDEPENDENT PUBLIC ACCOUNTANT
------------------------------------------------------------------------------
  PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountant for the Company.

Brokerage Allocation and Other Practices

SELECTION OF BROKERS
-------------------------------------------------------------------------------
  The Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for a fund. The Advisory Agreement also directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for a fund. The Adviser may select brokers based on research, statistical and pricing services they provide to the Adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the Adviser is required to perform under the Advisory Agreement. In so doing, a fund may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. The Adviser may place fund orders with qualified broker-dealers who refer clients to the Adviser.

  It is not the practice of the Company to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Company may place trades with qualified broker-dealers who recommend the Company or who act as agents in the purchase of Company shares for their clients.

SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------
  The Adviser makes investment decisions for a fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the Adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The Adviser strives to allocate such transactions among its clients, including the funds, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Company's governing board periodically reviews the various allocation methods used by the Adviser, and the results of such allocations.

BROKERAGE COMMISSIONS
-------------------------------------------------------------------------------

Equity Securities

  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

  Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, each fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a fund executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Capital Stock and Other Securities

DESCRIPTION OF SHARES AND VOTING RIGHTS
-------------------------------------------------------------------------------
  The Company's Articles of Incorporation, as amended, provide that: (i) all consideration received by the Company for shares of any fund and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto; (ii) each share of stock shall entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of net asset value (number of shares owned times net asset value per share) of shares of stock outstanding in such holder's name on the books of the Company, and all shares of stock shall be voted in the aggregate; provided, however, that to the extent series voting is required by the 1940 Act or Maryland law, or otherwise directed by the board, as to any such matter, shares of stock shall be voted by series; (iii) in the event of the liquidation or dissolution of any series of stock of the Company, stockholders of such series shall be entitled to receive out of the assets of such series available for distribution to stockholders the assets belonging to such series; and the assets so distributable to the stockholders of such series shall be distributed among such stockholders in proportion to the number of shares of such series held by them and recorded on the books of the Company; and (iv) no holder of shares of stock of the Company shall, as such holders, have any preemptive rights to purchase or subscribe for any additional shares of stock of the Company or any other security of the Company.

  The Company will not hold annual meetings except when required to by the 1940 Act or other applicable law.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
-------------------------------------------------------------------------------
  The Company tries to distribute substantially all of the net investment income of a fund and net realized capital gains so as to avoid income taxes on its dividends and distributions and the imposition of the federal excise tax on undistributed income and capital gains. However, the Company cannot predict the timing or amount of any such dividends or distributions.

  Distributions by a fund reduce its net asset value ("NAV"). A distribution that reduces the NAV of a fund below its cost basis may be taxable, although from an investment standpoint, it is a return of capital. If you buy shares of a fund on or before the "record date" - the date that establishes which shareholders will receive an upcoming distribution - for a distribution, you will receive some of the money you invested as a taxable distribution.

  Unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of a fund at net asset value (as of the business day following the record date). This will remain in effect until the Company is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

  Each fund will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Each fund will distribute its net capital gains to its investors, but will not offset (for federal income tax purposes) such gains against any net capital losses of another fund.

Purchase, Redemption, and Pricing of Shares

PURCHASE OF SHARES
-------------------------------------------------------------------------------
  Service Agents may enter confirmed purchase orders on behalf of their customers. If shares of a fund are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE") and transmit it to UAMSSC before the close of its business day to receive that day's share price. UAMSSC must receive proper payment for the order by the time the fund is priced on the following business day. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation, and money.

  Purchases of shares of a fund will be made in full and fractional shares of the fund calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

  The Company reserves the right in its sole discretion to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a fund's shares.

In-Kind Purchases

  If accepted by the Company, shareholders may purchase shares of a fund in exchange for securities that are eligible for acquisition by the fund. Securities to be exchanged that are accepted by the Company will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the fund and must be delivered to the Company by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Company will not accept securities in exchange for shares of a fund unless:

  . At the time of exchange, such securities are eligible to be included in the fund (current market quotations must be readily available for such securities).

  . The investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restrictions upon their sale by the fund under the 1933 Act, or otherwise.

  . The value of any such securities (except U.S. government securities) being exchanged together with other securities of the same issuer owned by the fund will not exceed 5% of the net assets of the fund immediately after the transaction.

  . Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

  REDEMPTION OF SHARES

  When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the investments held by the fund.

By Mail

  Requests to redeem shares must include:

  .  Share certificates, if issued.

  . A letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered.

  .  Any required signature guarantees (see "SIGNATURE GUARANTEES").

  . Any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Telephone

  The following tasks cannot be accomplished by telephone:

  . Changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed).

  .  Redemption of certificated shares by telephone.

  The Company and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Company or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or the Sub-Transfer Agent does not employ the procedures described above. Neither the Company nor the Sub-Transfer Agent will be responsible for any loss, liability, cost, or expense for following instructions received by telephone that it reasonably believes to be genuine.

Redemptions-In-Kind

  If the governing board determines that it would be detrimental to the best interests of remaining shareholders of the Company to make payment wholly or partly in cash, the Company may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of fund securities received in payment of redemptions.

  However, the Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Company at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the governing board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Company. If redemptions are paid in investment securities, such securities will be valued as set forth under "Valuation of Shares." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

Signature Guarantees

  To protect your account, the Company and its Sub-Transfer Agent from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account.

  Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A complete definition of eligible guarantor institutions is available from the Company's Sub-Transfer Agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution that participates in a signature guarantee program.

  The signature guarantee must appear either (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Company are also being redeemed, on the letter or stock power.

Other Redemption Information

  Normally, the Company will pay for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Company may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  The Company may suspend redemption privileges or postpone the date of payment:

  . During any period that both the NYSE and Custodian Bank are closed, or trading on the NYSE is restricted as determined by the Commission.

  . During any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a fund to dispose of securities owned by it, or to fairly determine the value of its assets.

  .  For such other periods as the Commission may permit.

EXCHANGE PRIVILEGE
-------------------------------------------------------------------------------
  The exchange privilege is only available with respect to funds that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class Shares of UAM funds do not charge a sales commission or charge of any kind.

  Neither the Company nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The governing board of the Company may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage the Company and its shareholders.

TRANSFER OF SHARES
-------------------------------------------------------------------------------
  Shareholders may transfer shares of each fund to another person by making a written request to the Company. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

VALUATION OF SHARES
------------------------------------------------------------------------------
  The Company does not price its shares on those days when the New York Stock Exchange is closed, which are currently: New Year's Day; Dr. Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

Equity Securities

  Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

Debt Securities

  Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the board determines that amortized cost reflects fair value.

Foreign Securities

  Foreign securities are valued on the basis of quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the board believes accurately reflects fair value.

Other Assets

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the governing board.

Performance Calculations

  The funds measure performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Company are based on the standardized methods of computing performance mandated by the SEC. An explanation of the method used to compute or express performance follows.

Total Return
-------------------------------------------------------------------------------
  Total return is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The average annual total return of a fund is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable fund expenses on an annual basis.

  These figures are calculated according to the following formula:

     P (1 + T)/n/ = ERV

     Where:

     P   =    a hypothetical initial payment of $1,000

     T   =    average annual total return

     n   =    number of years

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  The average annual total rates of return of the funds as of December 31, 1998, are as follows:

                                               One Year Ended    Five Years Ended    10 Year    Since Inception    Inception Date
-----------------------------------------------------------------------------------------------------------------------------------
  Analytic Enhanced Equity Fund                     37.82%              24.33%         N/A            22.76%          6/30/93
-----------------------------------------------------------------------------------------------------------------------------------
  Analytic Defensive Equity Fund                    28.89%              17.21%         13.01%          N/A               N/A
-----------------------------------------------------------------------------------------------------------------------------------
  Analytic Master Fixed Income Fund                  3.80%               6.82%         N/A             6.87%          6/30/93
-----------------------------------------------------------------------------------------------------------------------------------
  Analytic Short-Term Government Fund                7.10%               5.66%         N/A             5.53%          6/30/93

YIELD
-------------------------------------------------------------------------------
  Yield refers to the income generated by an investment in the portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

  The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Advisor Class Shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

  Yield is obtained using the following formula:

     Yield = 2[((a-b)/(cd)+1)/6/-1]

     Where:

     a =  dividends and interest earned during the period

     b =  expenses accrued for the period (net of reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

     d =  the maximum offering price per share on the last day of the period.


  The funds' yields and adjusted yields for the month ended December 31, 1998 were:

                                                     Yield
-------------------------------------------------------------
  Analytic Master Fixed Income Fund                   3.81%
-------------------------------------------------------------
  Analytic Short-Term Government Fund                 3.80%

COMPARISONS
------------------------------------------------------------------------------
  The funds' performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.

  To help investors better evaluate how an investment in a fund might satisfy their investment objective, advertisements regarding the funds may discuss various measures of fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages that may be used.

  In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in each fund, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by each fund to calculate its performance. In addition, there can be no assurance that each fund will continue this performance as compared to such other averages.

Taxes

  In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies, as applicable.

  Each fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.

  If for any taxable year a fund does not qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, all of the fund's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In this event, a fund's distributions to shareholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the particular fund, and would be eligible for the dividends received deduction in the case of corporate shareholders. The funds intend to qualify as a "regulated investment company" each year.

  Dividends and interest received by each fund may give rise to withholding and other taxes imposed by foreign countries. These taxes would reduce each fund's dividends but are included in the taxable income reported on your tax statement if each fund qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

Expenses

                                                Investment Advisory      Investment Advisory     Administrator            Brokerage

                                                    Fees Paid*              Fees  Waived*             Fee+               Commissions

------------------------------------------------------------------------------------------------------------------------------------

  Analytic Enhanced Equity Fund                         $ 40,830             $ 66,917               $ 48,987               $ 64,668
  1998
------------------------------------------------------------------------------------------------------------------------------------

  1997                                                       -0-             $ 40,662               $ 21,124               $ 16,005
------------------------------------------------------------------------------------------------------------------------------------

  1996                                                  $  3,860             $ 50,426               $  7,140               $ 24,710
------------------------------------------------------------------------------------------------------------------------------------

  Analytic Defensive Equity Fund                        $253,110             $105,594               $ 80,296               $258,118
  1998
------------------------------------------------------------------------------------------------------------------------------------

  1997                                                  $389,998                  -0-               $115,544               $159,674
------------------------------------------------------------------------------------------------------------------------------------

  1996                                                  $363,576                  -0-               $126,424               $149,614
------------------------------------------------------------------------------------------------------------------------------------

  Analytic Master Fixed Income Fund                     $ 11,870             $ 10,391               $ 33,890               $ 27,405
  1998
------------------------------------------------------------------------------------------------------------------------------------

  1997                                                  $ 65,462             $ 40,662               $ 55,769               $ 43,983
------------------------------------------------------------------------------------------------------------------------------------

  1996                                                  $ 70,152             $ 50,426               $ 57,248               $ 27,017
------------------------------------------------------------------------------------------------------------------------------------

  Analytic Short-Term Government Fund                   $  5,656             $  5,012               $ 32,639               $  2,737
  1998
------------------------------------------------------------------------------------------------------------------------------------

  1997                                                       -0-             $  2,791               $ 24,891                    -0-
------------------------------------------------------------------------------------------------------------------------------------

  1996                                                  $ 36,314             $ 40,090               $ 54,386                    -0-
-----------------------------------------------------------------------------------------------------------------------------------

  * From July 27, 1998 to December 31, 1998, Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") was the investment adviser to Analytic Enhanced Equity, Master Fixed Income and Short-Term Government Funds and Analytic Investors, Inc., was the funds' sub-adviser. During that period, any fees paid to Analytic Investors were paid from Pilgrim Baxter advisory fees. Before July 27, 1998 Analytic Investors was to investment adviser to the funds. From August 31, 1998 to December 31, 1998, Pilgrim Baxter was the investment adviser to Analytic Defensive Equity Fund and Analytic Investors, Inc., was the fund's sub-adviser. During that period, any fees paid to Analytic Investors were paid from Pilgrim Baxter advisory fees. Before August 31, 1998 Analytic Investors was to investment adviser to the funs.

  + From July 27, 1998, to December 31, 1998 PBHG Fund Services, Inc. was the administrator to Analytic Enhanced Equity, Master Fixed Income and Short-Term Government Funds. From May 15, 1997 to July 27, 1998, UAM Fund Services, Inc. was the administrator to Funds. Before May 15, 1997, Analytic Investors was the administrator to Funds. From August 31, 1998, to December 31, 1998 PBHG Fund Services, Inc. was the administrator to Analytic Defensive Equity Fund. From May 15, 1997 to August 31, 1998, UAM Fund Services, Inc. was the administrator to Fund. Before May 15, 1997, Analytic Investors was the administrator to Funds.

Financial Statements

  The financial statements and financial highlights for each fund for the fiscal period ended December 31, 1998, and the report thereon by PricewaterhouseCoopers LLP, the Company's independent accountant appear in funds' 1998 Annual Report and are incorporated by reference into this SAI. No other parts are incorporated by reference herein. Copies of the 1998 Annual Report may be obtained free of charge by telephoning the Company at the telephone number appearing on the front page of this SAI.

Appendix A:  Description Of Securities And Ratings

MOODY'S INVESTORS SERVICE, INC.
-------------------------------------------------------------------------------

Preferred Stock Ratings

  aaa                An issue which is rated "aaa" is considered to be a top-quality preferred stock.  This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stock.

  aa                 An issue which is rated "aa" is considered a high-grade preferred stock.  This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

  a                  An issue which is rated "a" is considered to be an upper-medium grade preferred stock.  While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

  baa                An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured.  Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

  ba                 An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured.  Earnings and asset protection may be very moderate and not well safeguarded during adverse periods.  Uncertainty of position characterizes preferred stocks in this class.

  b                  An issue which is rated "b" generally lacks the characteristics of a desirable investment.  Assurance of dividend payments and maintenance of other terms of the issue over any long periods of time may be small.

  caa                An issue which is rated "caa" is likely to be in arrears on dividend payments.  This rating designation does not purport to indicate the future status of payments.

  ca                 An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

  c                  This is the lowest rated class of preferred or preference stock.  Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Debt Ratings - Taxable Debt & Deposits Globally

  Aaa                Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as "gilt-edged."  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa                 Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

  A                  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate,  but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa                Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba                 Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

  B                  Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa                Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca                 Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

  C                  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Prime Rating System - Taxable Debt & Deposits Globally

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  Prime-1            Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                     .  High rates of return on funds employed.

                     .  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                     .  Broad leading market positions in well-established industries.

                     .  margins in earnings coverage of fixed financial charges and high internal cash generation.

                     .  Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Prime-2            Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

  Prime 3            Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

  Not Prime          Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES
-------------------------------------------------------------------------------
Preferred Stock Ratings

  AAA               This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

  AA                A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

  A                 An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

  BBB               An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations.
                    Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

  BB, B, CCC        Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and
                    CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  CC                The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

  C                 A preferred stock rated C is a nonpaying issue.

  D                 A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

  N.R.              This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

  Plus (+) or       To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by
  minus (-)         the addition of a plus or minus sign to show relative standing within the major rating categories.

Long-Term Issue Credit Ratings

  Issue credit ratings are based, in varying degrees, on the following considerations:

  Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  Nature of and provisions of the obligation;

  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  AAA                An obligation rated AAA have the highest rating assigned by Standard & Poor's.  The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA                 An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A                  An obligation  rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher- rated categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB                An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligator to meet its financial commitment on the obligation.

  Obligations rated BB, B, CCC , CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

  BB                 An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B                  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC                An obligation rated CCC is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

  CC                 An obligation rated CC is currently highly vulnerable to nonpayment.

  C                  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

  D                  An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Short-Term Issue Credit Ratings

  Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

  A-1                A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's.  The obligor's capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2                A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligation in higher rating categories.  However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  A-3                A short-term obligation rated A-3 exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B                  A short-term obligation rated B is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C                  A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
  D                  A short-term obligation rated D is in payment default.  The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard
                     & Poors' believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DUFF & PHELPS CREDIT RATING CO.
--------------------------------------------------------------------------------

Long-Term Debt and Preferred Stock

  AAA                Highest credit quality.  The risk factors are negligible, being only slightly more than for risk-free U.S.
                     Treasury debt.

  AA+/AA             High credit quality.  Protection factors are strong.  Risk is modest but may vary slightly from time to time because of economic conditions.

  A+/A/A-            Protection factors are average but adequate.  However, risk factors are more variable in periods of greater economic stress.

  BBB+/BBB           Below-average protection factors but still considered sufficient for prudent investment.  Considerable
  BBB-               variability in risk during economic cycles.

  BB+/BB/BB-         Below investment grade but deemed likely to meet obligations when due.  Present or prospective financial protection factors fluctuate according to industry conditions.  Overall quality may move up or down frequently within this category.

  B+/B/B-            Below investment grade and possessing risk that obligation will not be net when due.  Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes.
                     Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

  CCC                Well below investment-grade securities.  Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends.  Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

  DD                 Defaulted debt obligations.  Issuer failed to meet scheduled principal and/or interest payments.  Issuer failed to meet scheduled principal and/or interest payments.

  DP                 Preferred stock with dividend arrearages.

Short-Term Debt

High Grade

  D-1+                Highest certainty of timely payment.  Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

  D-1                 Very high certainty of timely payment.  Liquidity factors are excellent and supported by good fundamental protection factors.  Risk factors are minor.

  D-1-                High certainty of timely payment.  Liquidity factors are strong and supported by good fundamental protection factors.  Risk factors are very small.

Good Grade

  D-2                 Good certainty of timely payment.  Liquidity factors and company fundamentals are sound.  Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good.  Risk factors are small.

Satisfactory Grade

  D-3                 Satisfactory liquidity and other protection factors qualify issues as to investment grade.  Risk factors are larger and subject to more variation.  Nevertheless, timely payment is expected.

Non-Investment Grade

  D-4                 Speculative investment characteristics.  Liquidity is not sufficient to insure against disruption in debt service.  Operating factors and market access may be subject to a high degree of variation.

Default

D-5                   Issuer failed to meet scheduled principal and/or interest payments.

FITCH IBCA RATINGS
-------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade

  AAA                 Highest credit quality.  'AAA' ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment for financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

  AA                  Very high credit quality.  'AA' ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

  A                   High credit quality.   'A' ratings denote a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  B                   Good credit quality.  'BBB' ratings indicate that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

  BB                  Speculative.  'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

  B                   Highly speculative.  'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

  CCC,CC,C            High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A 'CC' rating indicates that default of some kind appears probable.  'C' ratings signal imminent default.

  DDD,DD,D            Default.  Securities are not meeting current obligations and are extremely speculative.  'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved.  For U.S. corporates, for example, 'DD' indicates expected recovery of 50% - 90% of such outstandings, and 'D' the lowest recovery potential, i.e. below 50%.

International Short-Term Credit Ratings

  F1                  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

  F2                  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  F3                  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

  B                   Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

  C                   High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

  D                   Default.  Denotes actual or imminent payment default.

Notes

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1'.

'NR'  indicates that Fitch IBCA does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

Appendix B - Comparisons

     CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7 and 30-day yields.

     Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

     Dow Jones Industrial Average -- an unmanaged price weighted average of 30 blue-chip stocks.

     Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

     IBC's Money Fund Average/All Taxable - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

     IFC Investable Index - an unmanaged index maintained by the International Finance Corporation. This index consists of 890 companies in 25 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

     Lehman Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index, and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $200 million for U.S. government issues and $25 million for others.

     Lehman Corporate Bond Index - an unmanaged indices of all publicly issues, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, noncovertible debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies.

     Lehman Government Bond Index -an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporation, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

     Lehman Government/Corporate Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and
     yankee bonds.   All issues are investment grade (BB) or higher, with
     maturities of at least one year and outstanding par value of at least $100 million of r U.S. government issues and $25 million for others. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

     Lehman High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, noncovertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

     Lehman Intermediate Government/Corporate Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government Bond Index (intermediate-term sub-index) and Lehman Corporate Bond Index.

     Lipper 1-5 Year Short Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of 5 years or less.

     Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all time a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

     Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the portfolio in equities.

     Lipper Equity Mid Cap Fund Index - an unmanaged index of funds which by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase.

     Lipper Equity Small Cap Fund Index - an unmanaged index of funds by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase.

     Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size in this investment objective.

     Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

     Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

     Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs..

     New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     Russell 1000 Index - an unmanaged index composed of the 1000 largest stocks in the Russell 3000 Index.

     Russell 2000 Growth Index - contains those Russell 2000 securities with higher price-to-book ratios and higher forecasted growth values.

     Russell 2000 Index -- an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000 Index.

     Russell 2000 Value Index - contains those Russell 2000 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

     Russell 2500 Growth Index - contains those Russell 2500 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

     Russell 2500 Index - an unmanaged index composed of the 2,5000 smallest stocks in the Russell 3000.

     Russell 2500 Value Index - contains those Russell 2500 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values then the Growth universe.

     Russell 3000 Index - composed of the 3,000 largest U.S. publically traded companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

     Russell Mid-Cap Index -- is composed of the 800 smallest stocks in the Russell 1000 Index, with an average capitalization of $1.96 billion.

     Salomon Smith Barney Global excluding U.S. Equity Index - an comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

     Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities one year or greater, but less than three years.

     Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

     Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

     Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

     Standard & Poors' 600 Small Cap Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors.

     Standard & Poors' Midcap 400 Index -- consists of 400 domestic stocks chosen for market size (medium market capitalization of approximately $700 million), liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value.

     Standard & Poors' 500 Stock Index- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.

     Standard & Poors' Barra Value Index - is constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. This index contains the securities with the lower price-to-book ratios; the securities with the higher price-to-book ratios are contained in the Standard & Poor's Barra Growth Index.

     Standard & Poors' Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

     Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

     U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

     Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

     Wilshire Real Estate Securities Index - a market capitalization weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by he institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

     Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index..

     Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.